SCHEDULE 14A

                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14 (a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)


Filed by the Registrant                        /x/
Filed by a Party other than the Registrant
                  Check the appropriate box:   / /

  / /    Preliminary Proxy Statement              / /  Confidential, for Use of
                                                       the Commission Only
                                                       (as permitted by
                                                       Rule 14a-6(e)(2))
  /x/    Definitive Proxy Statement
  / /    Definitive additional materials
  / /    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                        TOUCHSTONE VARIABLE SERIES TRUST

      (Name of Registrant as Specified in Its Charter/Declaration of Trust)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

  /x/   No fee required.
  / /   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

 / /     Fee paid previously with preliminary materials:

 / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

                        TOUCHSTONE VARIABLE SERIES TRUST
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS



     Notice is hereby given that a Special Meeting of shareholders of the Touchstone Variable Series Trust (the "Trust"), composed of the Small Cap Value Fund, the Emerging Growth Fund, the International Equity Fund, the Income Opportunity Fund, the High Yield Fund, the Value Plus Fund, the Growth & Income Fund, the Enhanced 30 Fund, the Balanced Fund, the Bond Fund and the Standby Income Fund (each, a "Fund" and collectively, the "Funds"), will be held on December 13, 2000 at 10:00 a.m., Eastern Time, at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

     At the Special Meeting, shareholders of the Trust will be asked to consider and vote upon the following:

         1.     To elect Trustees of the Trust (Proposal 1).

         2. To ratify the selection of Ernst & Young LLP as the independent accountants of the Trust (Proposal 2).

         3. To transact any other business that may properly come before the meeting; or any adjournment thereof.

     Shareholders of record at the close of business on October 30, 2000 are entitled to notice of, and to vote at, the Special Meeting. The accompanying Proxy Statement contains more information about the proposals to be placed before the Special Meeting.

     YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. TO AVOID THE COST OF FOLLOW UP SOLICITATION AND A POSSIBLE ADJOURNMENT, PLEASE READ THE ENCLOSED PROXY STATEMENT AND COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY DECEMBER 11, 2000.

     This proxy statement is first being mailed to shareholders on or about November 17, 2000.


     By Order of the Board of Trustees of the Touchstone Variable Series Trust


                                                              Tina D. Hosking
                                                              Secretary

Cincinnati, Ohio
November 17, 2000

                        TOUCHSTONE VARIABLE SERIES TRUST

                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202
                                  800-669-2796


                                 PROXY STATEMENT
                                DECEMBER 13, 2000


     This Proxy Statement is furnished to shareholders of the Trust on behalf of the Trust's Board of Trustees (the "Board") in connection with the Trust's solicitation of the accompanying proxy. This proxy will be voted at a Special Meeting of shareholders to be held on December 13, 2000 at 10:00 a.m., Eastern Time, and at any adjournment thereof, at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, for the purposes set forth below and in the accompanying Notice of Special Meeting. This Proxy Statement is being mailed to Trust shareholders on or about November 17, 2000.

     The purpose of the Special Meeting is set forth in the accompanying Notice.

                             REPORTS TO SHAREHOLDERS

     Copies of the Trust's Annual Report for the fiscal year ended December 31, 1999 and the Semi-Annual Report for the period ended June 30, 2000, have previously been mailed to shareholders. These reports may be obtained without charge by calling (800) 669-2796 (press 3) or by writing to the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

                        PROPOSAL 1: ELECTION OF TRUSTEES

     The first proposal to be considered at the Special Meeting is the election of Trustees of the Trust (the "Trustees"). The Board is comprised of the following Trustees: Messrs. Coleman, Cox, Schwab and Stautberg. At the Special Meeting of Shareholders, the Board seeks to elect Ms. McGruder and Messrs. Barrett, Brewster, Coleman, Cox, Lerner, Leshner, Robertson, Schwab and Stautberg to serve on the Board of the Trust until their successors are elected and qualified. None of the Trustees are related to one another. Mr. Stern, who served as a Trustee since July 1994, resigned from the Board in November 2000. Mr. Williams, who served as a Trustee since July 1994, resigned from the Board in September 2000.

     It is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as Trustee of all of the persons named below as nominees, unless contrary instructions are given on the proxy. The Board believes that all of the nominees will stand for election and will serve if elected. However, if any of the persons nominated by the Board fails to stand for election or becomes unable to accept election, the proxies will be voted for the election of such other person or persons as a majority of the Board may recommend.

     The following tables provide information concerning each of the nominees.


NOMINEES FOR TRUSTEE

NAME AND OFFICE                  PRINCIPAL OCCUPATION DURING PAST FIVE YEARS,
WITH THE TRUST                   OTHER DIRECTORSHIPS AND AGE                                       TRUSTEE SINCE
--------------                   ---------------------------                                       -------------


John F. Barrett*                 President  and Chief  Executive  Officer of The  Western  and         Nominee
                                 Southern Life  Insurance  Company and  Western-Southern  Life
                                 Assurance  Company,  Director  and Vice  Chairman of Columbus
                                 Life Insurance Company,  Director of Eagle Realty Group, Inc.
                                 and Director of Fort  Washington  Investment  Advisors,  Inc.
                                 Director of the following  public  companies:  The Andersons,
                                 Inc., Convergys Corp., and Fifth Third Bancorp. Age 51.

                                       2


J. Leland Brewster II            Retired  Partner  of Frost & Jacobs  LLP (now  known as Frost         Nominee
                                 Brown Todd LLC)(a law firm).  Age 67.

William O. Coleman               Retired  General  Sales  Manager  and Vice  President  of The        June 1999
Trustee, Chairman of the Board   Procter  & Gamble  Company  and a  trustee  of The  Procter &
of Trustees                      Gamble Profit Sharing Plan and The Procter & Gamble  Employee
                                 Stock  Ownership  Plan.  He is a Director  of  LCA-Vision  (a
                                 laser vision correction  institute).  He is also a Trustee of
                                 Touchstone Strategic Trust,  Touchstone  Investment Trust and
                                 Touchstone Tax-Free Trust.  Age 71.

Phillip R. Cox                   President and Chief Executive  Officer of Cox Financial Corp.        July 1994
Trustee                          (a  financial  services  company).  He is a  Director  of the
                                 Federal  Reserve  Bank  of  Cleveland,  Broadwing,  Inc.  and
                                 Cinergy  Corporation.  He  was  formerly  a  Director  of BDM
                                 International (an information  technology  company) from 1996 to  1998  and  PNC  Bank  from  1996  to  2000.  He is also a
                                 Trustee of Touchstone Strategic Trust,  Touchstone Investment
                                 Trust and Touchstone Tax-Free Trust.  Age 52.

H. Jerome Lerner                 Principal  of  HJL  Enterprises  and  is  Chairman  of  Crane         Nominee
                                 Electronics,    Inc.   (a    manufacturer    of    electronic
                                 connectors).  He is also a Director  of Slush  Puppy Inc.  (a manufacturer of frozen beverages) and Peerless  Manufacturing
                                 (a  manufacturer of bakery  equipment).  He is also a Trustee of Touchstone  Strategic Trust,  Touchstone  Investment Trust
                                 and Touchstone Tax-Free Trust.  Age 62.

Robert H. Leshner*               Managing  Director of Fort  Washington  Investment  Advisors,         Nominee
                                 Inc.   (sub-advisor  of  the  Trust).   Until  1999,  he  was
                                 President  and  a  Director  of  Fort  Washington   Brokerage
                                 Services, Inc. (registered  broker-dealer;  formerly known as
                                 Countrywide  Investments,  Inc.),  Integrated  Fund Services,
                                 Inc.   (registered   transfer   agent,   formerly   known  as
                                 Countrywide Fund Services,  Inc.) and IFS Fund  Distributors,
                                 Inc.  (registered  broker-dealer;  formerly  known as CW Fund
                                 Distributors,  Inc.).  He is  also a  Trustee  of  Touchstone
                                 Strategic Trust,  Touchstone  Investment Trust and Touchstone
                                 Tax-Free Trust.  Age 61.

                                       3


Jill T. McGruder*                President,  Chief  Executive  Officer  and a director  of IFS         Nominee
                                 Financial  Services,  Inc.  (a holding  company),  Touchstone
                                 Advisors,  Inc.  (the  investment  advisor  of the Trust) and
                                 Touchstone  Securities,  Inc. (the  principal  underwriter of the  Trust).  She is a Senior Vice  President  of The Western
                                 and  Southern  Life  Insurance  Company  and  a  Director  of
                                 Capital  Analysts   Incorporated  (a  registered   investment
                                 advisor  and  broker-dealer).  She is  also  President  and a
                                 Director of IFS Agency  Services,  Inc.  (insurance  agency),
                                 IFS  Insurance  Agency,   Inc.,  Fort  Washington   Brokerage
                                 Services,  Inc., IFS Fund  Distributors,  Inc. and Integrated
                                 Fund Services,  Inc. She is President of Touchstone  Variable
                                 Series  Trust.  She  was a  Trustee  of  Touchstone  Variable
                                 Series  Trust from  February  1999 to June  1999.  From March
                                 1996  until  December   1996,  she  was  National   Marketing
                                 Director of  Metropolitan  Life Insurance Co. From 1991 until
                                 1996,  she was  Vice  President  of IFS  Financial  Services,
                                 Inc.  Age 45.

Oscar P. Robertson               President   of   Orchem,   Inc.,   a   chemical   specialties         Nominee
                                 distributor,  and Orpack Stone Corporation,  a corrugated box manufacturer.  He is also a Trustee of  Touchstone  Strategic
                                 Trust,  Touchstone  Investment Trust and Touchstone  Tax-Free
                                 Trust.  Age 61.**

Nelson Schwab, Jr.               Senior  Counsel of Graydon,  Head & Ritchey (a law firm).  He        June 1999
Trustee                          is a Director of Rotex,  Inc.,  The Ralph J.  Stolle  Company
                                 and Security Rug  Cleaning  Company.  He is also a Trustee of
                                 Touchstone Strategic Trust,  Touchstone  Investment Trust and
                                 Touchstone Tax-Free Trust.  Age 82.

Robert E. Stautberg              Retired Partner of KPMG LLP. He is a Development Director of         July 1994
Trustee                          St. Xavier High School. He is a member of the Board of
                                 Trustees of Good Samaritan Hospital, Bethesda Hospital, and
                                 TriHealth.  He is also a Trustee of Touchstone Strategic
                                 Trust, Touchstone Investment Trust and Touchstone Tax-Free
                                 Trust.  Age 66.


*Indicates each Nominee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, by virtue of his or her affiliation with the Trust's investment adviser or underwriter.

**On February 2, 1996, an involuntary petition under Chapter 7 of the U.S. Bankruptcy Code was filed by creditors against Orchem, Inc., of which Mr. Robertson was the chief executive officer. The case was subsequently converted to a Chapter 11 bankruptcy and is still pending in the U.S. Bankruptcy Court.


OFFICERS OF THE TRUST

     The following sets forth information concerning each executive officer of the Trust.


NAME AND
PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS                                          OFFICE        AGE         OFFICER SINCE
--------------------------------------------                                          ------        ---         -------------


Jill T. McGruder                                                                     President       45         February 1999
See information under "NOMINEES FOR TRUSTEE."


                                       4


Maryellen Peretzky                                                                Vice President     48           June 2000
Senior Vice  President  and  Secretary of Fort  Washington  Brokerage  Services,
Inc.,  Integrated  Fund Services,  Inc. and IFS Fund  Distributors,  Inc. She is
Assistant  Secretary of Fort Washington  Investment  Advisors,  Inc. and is also
Vice President of Touchstone  Investment Trust,  Touchstone  Strategic Trust and
Touchstone Tax-Free Trust.

Terrie A. Wiedenheft                                                                Controller       38           June 2000
Senior Vice President,  Chief Financial Officer and Treasurer of Integrated Fund
Services,  Inc.,  IFS Fund  Distributors,  Inc.  and Fort  Washington  Brokerage
Services,  Inc. She is Chief Financial Officer of IFS Financial Services,  Inc.,
Touchstone  Advisors,  Inc.  and  Touchstone  Securities,   Inc.  and  Assistant
Treasurer of Fort Washington  Investment  Advisors,  Inc. She is also Controller of  Touchstone  Strategic  Trust,  Touchstone  Investment  Trust and  Touchstone
Tax-Free Trust.

James J. Vance                                                                       Treasurer       39         September 1997
Vice  President  and  Treasurer  of The  Western  and  Southern  Life  Insurance
Company.  He is also Vice  President  and  Treasurer  of  Western-Southern  Life
Assurance Company

Tina D. Hosking                                                                      Secretary       32           June 2000
Vice President and Associate  General Counsel of Integrated Fund Services,  Inc.
and IFS Fund Distributors,  Inc. She is also Secretary of Touchstone  Investment
Trust, Touchstone Strategic Trust and Touchstone Tax-Free Trust.


COMMITTEES AND BOARD MEETINGS

     The Board has appointed a standing Audit Committee, which during the fiscal year ended December 31, 1999 conducted four meetings. The current members of the Audit Committee are Messrs. Schwab and Stautberg. The duties of the Audit Committee include reviewing the financial statements of the Trust and the scope of the independent annual audit and internal audits. It also reviews the independent accountant's letter to management concerning the effectiveness of the Trust's internal financial and accounting controls, and reviews and recommends to the Board the firm to be engaged as the Trust's independent accountants. The Audit Committee may also examine and consider such other matters relating to the financial affairs and operations of the Trust as it determines to be appropriate. The Audit Committee reports its activities to the full Board. The Audit Committee is currently composed of Trustees of the Board who are not interested persons of the Trust (the "Independent Trustees").

     The Board has appointed a standing Nominating Committee, which during the fiscal year ended December 31, 1999, conducted one meeting. The current members of the Nominating Committee are Messrs. Coleman, Cox, Schwab and Stautberg. The duties of the Nominating Committee include selecting and recommending to the entire Board nominees for election as Independent Trustees. The Nominating Committee reports its activities to the full Board. The Nominating Committee is currently comprised of Independent Trustees.

     The Trust does not have a standing compensation committee. All compensation matters are determined by the Board.

     During the fiscal year ended December 31, 1999, the Board held five meetings. During fiscal 1999, none of the Trustees attended less than 75% of the total number of the meetings of the Board and committees of which they were members.

COMPENSATION OF TRUSTEES

     The Trust pays each Trustee who is not a director, officer or employee of the Advisor, the Fund Sub-Advisors, the Administrator or any of their affiliates an annual fee of $5,000 plus $1,000 per meeting attended and reimburses them for travel and out-of-pocket expenses. The following table reflects Trustee fees paid for the fiscal year ended December 31, 1999.

TRUSTEES' COMPENSATION TABLE FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999


                                           Trustees'          Total Trustees' Compensation
                                          Compensation            from the Trust and
                                         from the Trust            the Fund Complex*
                                         --------------            -----------------


   William O. Coleman                        $3,768                     $5, 442
   Phillip R. Cox                            $7,590                     $11,000
   Nelson Schwab, Jr.                        $3,768                      $5,442
   Robert E. Stautberg                       $7,590                     $11,000
   Joseph S. Stern, Jr.                      $6,216                      $9,000


*The Touchstone complex of funds consists of six series of the Touchstone Tax-Free Trust, eight series of Touchstone Strategic Trust, six series of Touchstone Investment Trust and eleven series of Touchstone Variable Series Trust. Messrs. Lerner and Robertson received no compensation from the Trust for the period ended December 31, 1999 because they were not members of the Board during the fiscal year. However Mr. Lerner received Trustee Compensation from the Fund Complex in the amount of $13,500, and Mr. Robertson received Trustee Compensation from the Fund Complex in the amount of $15,000.

SHARE OWNERSHIP INFORMATION

GENERAL INFORMATION. As of October 30, 2000, there were 23,750,496 outstanding shares of the Trust. As of October 30, 2000, there were 1,100,862 outstanding shares of the Small Cap Value Fund; 1,703,981 outstanding shares of the Emerging Growth Fund; 2,305,728 outstanding shares of the International Equity Fund; 2,534,779 outstanding shares of the Income Opportunity Fund; 1,839,919 outstanding shares of the High Yield Fund; 570,727 outstanding shares of the Value Plus Fund; 4,824,915 outstanding shares of the Growth & Income Fund; 1,240,125 outstanding shares of the Enhanced 30 Fund; 2,199,508 outstanding shares of the Balanced Fund; 3,048,072 outstanding shares of the Bond Fund; and 2,381,879 outstanding shares of the Standby Income Fund.

5% RECORD OWNERSHIP INFORMATION. As of October 30, 2000, the following parties were known by the Trust to be record owners of 5% or more of the outstanding shares of the Trust: (i) Separate Account 1 of Western-Southern Life Assurance Company, 400 Broadway, Cincinnati, Ohio 45202, an Ohio corporation ("WSLAC"), was the record owner of 14,392,215 shares or 60.60% of the outstanding shares of the Trust; (ii) WSLIC Company II, 500 Scranton Christiana Road, Newark, Delaware 19713, a Delaware corporation, was the record owner of 3,605,569 shares or 15.18% of the outstanding shares of the Trust; (iii) Separate Account A of The Western and Southern Life Insurance Company, 400 Broadway, Cincinnati, Ohio 45202, an Ohio corporation ("WSLIC"), was record owner of 3,330,153 shares or 14.02% of the outstanding shares of the Trust; and (iv) WSLAC was the record owner of 22,572,215 shares or 9.50% of the outstanding shares of the Trust. WSLAC is a wholly owned subsidiary of WSLIC.

5% CONTRACT OWNERSHIP INFORMATION. As of October 30, 2000, no Contract Owners were known by the Trust to be able to give voting instructions with respect to 5% or more of the outstanding shares of the Trust.

SHARE OWNERSHIP OF OFFICERS AND TRUSTEES. As of October 30, 2000, no Officers or Trustees were known by the Trust to be able to give voting instructions with respect to 1% or more of the outstanding shares of the Trust.

BOARD RECOMMENDATION AND REQUIRED VOTE

     Election of the listed Nominees for Trustee requires the affirmative vote of the holders of a plurality of the beneficial interest of the Trust present or represented by proxy at the Special Shareholder Meeting. The Board of Trustees, including all of the Independent Trustees, recommends that shareholders of the Trust vote FOR the election of each Nominee of the Trust.


                           PROPOSAL 2: RATIFICATION OF
                      SELECTION OF INDEPENDENT ACCOUNTANTS

     Shareholders of the Trust are being asked to ratify the selection of Ernst & Young LLP ("E&Y") as independent accountants of the Trust for the fiscal year ending December 31, 2000. The appointment of accountants is approved annually by the Independent Trustees. The Trust has been advised by E & Y that, as of the record date, neither that firm nor any of its partners had any direct or material indirect financial interest in the Trust. Representatives of E & Y are not expected to be present at the meeting or make a statement, but will be available via telephone to respond to appropriate questions. Services provided by E & Y during the fiscal year ending December 31, 2000 to the Trust included examination of financial statements, review of filings with the Securities and Exchange Commission and tax returns. No other services were provided by E & Y to the Trust.

     PricewaterhouseCoopers LLP ("PWC") was asked to resign as the independent accountants for the Trust by the Board of Trustees in June 1999. This decision did not result from any dispute between the Trust and PWC. Neither of PWC's reports on the financial statements for the past two fiscal years contained an adverse opinion or a disclaimer of opinion, nor was either report qualified as to uncertainty, audit scope or accounting principles. There were no disagreements between PWC and the Trust on any matter of accounting principles and practices, financial statement disclosure, or auditing scope or procedure. The decision to ask PWC to resign and appoint E & Y as the independent accountants for the Trust for the fiscal year ended December 31, 1999 was recommended by the Audit Committee and approved by the full Board at a board meeting held on June 17, 1999. The Audit Committee recommended that the full Board appoint E & Y as independent accountants of the Trust for the 2000 fiscal year and reaffirmed E & Y as the independent accountants for the Trust for the 1999 fiscal year at a board meeting held on December 16, 1999.

BOARD RECOMMENDATION AND REQUIRED VOTE

     Ratification of the selection of Ernst & Young LLP as independent accountants of the Trust requires the affirmative vote of the holders of a majority of the beneficial interest of the Trust present or represented by proxy at the Special Meeting of Shareholders. The Board of Trustees, including all of the Independent Trustees, recommends that shareholders of the Trust vote FOR the ratification of the selection of the independent accountants.

                             ADDITIONAL INFORMATION


INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

     Touchstone Advisors, Inc., located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, serves as the investment advisor to the Trust and, accordingly, as investment advisor to each of the Funds.

     Touchstone Securities, Inc. serves as the principal underwriter of the shares of the Trust. The address of Touchstone Securities is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

     Both the Advisor and the Underwriter are wholly-owned subsidiaries of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. The address of Western-Southern Life Assurance Company is 400 Broadway, Cincinnati, Ohio 45202. Western-Southern Life Assurance Company ("WSLAC") is a stock life insurance company organized under the laws of the State of Ohio on December 1, 1980. WSLAC is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, a stock life insurance company originally organized under the laws of the State of Ohio on February 23, 1888 ("WSLIC"). WSLIC is wholly owned by an Ohio-domiciled intermediate holding company, Western-Southern Financial Group, Inc., which is wholly owned by an Ohio-domiciled mutual insurance holding company, Western-Southern Mutual Holding Company. WSLAC is in the business of issuing insurance and annuity contracts.

     Investors Bank & Trust Company ("Investors Bank") serves as the administrator, custodian and fund accounting agent for the Trust. The address of Investors Bank is 200 Clarendon Street, Boston, MA 02116.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Trust's management does not know of any matters to be presented at the meeting other than those described in this Proxy Statement. If other business should come before the meeting, the proxyholders will vote thereon in accordance with their best judgment.

PROXY SOLICITATION

     The principal solicitation of proxies will be by mail, but proxies may be solicited by telephone, facsimile and personal contact by directors, officers and regular employees of Touchstone Advisors, Inc. All costs associated with the preparation, filing and distribution of this Proxy Statement, the solicitation and the meeting will be borne by Touchstone Advisors, Inc. Management Information Services Corp. has been engaged to assist in the distribution and tabulation of proxies. As the Special Meeting date approaches, a representative of Touchstone Advisors, Inc., or its affiliates, may contact shareholders whose votes have not yet been received. The anticipated cost of the proxy solicitation is approximately $20,000.

VOTING

     Only shareholders of record on October 30, 2000 (the "record date") are entitled to be present and to vote at the Special Meeting or any adjourned meeting. Page 6 sets forth the number of shares of each Fund of the Trust outstanding as of the record date.

     Other than shares purchased in connection with providing seed capital, the shares of the Trust may be only be purchased by Western-Southern Life Assurance Separate Account 1, Western-Southern Life Assurance Separate Account 2 and Columbus Life Insurance Company Separate Account 1 (the "Separate Accounts") for the purpose of funding variable annuity and variable life insurance contracts.

     Contract owners or participants (collectively, the "Contract Owners") who select a Fund for investment through a Contract do not invest directly in or hold shares of the Funds. Western-Southern Life Assurance Company ("WSLAC") and Columbus Life Insurance Company ("Columbus"), on behalf of the separate accounts, are the true shareholders of the Funds and, as the legal owner of each Funds' shares, have sole voting and investment power with respect to the shares, but generally will pass through any voting rights to Contract Owners. Contract Owners, therefore, have the right to instruct WSLAC and Columbus how to vote their interest with respect to the Proposals. WSLAC or Columbus will vote the shares of each Fund held in the name of its separate accounts as directed by its Contract Owners.

     The holders of certain group Contracts have the right to direct the vote for all shares under the respective Contract, for, against or abstaining, in the same proportions as shares for which instructions have been given by participants covered by the Contract.

     The number of shares for which a Contract Owner or participant may provide voting instructions is calculated by determining for each sub-account the percentage representing a Contract Owner or participant's investment in a sub-account, and applying this percentage to the total number of Fund shares that the sub-account owns.

     In the event that any Contract Owner investing in the Trust through the separate accounts fails to provide WSLAC or Columbus with voting instructions, WSLAC or Columbus will vote the shares attributable to such Contract Owner for, against or abstaining, in the same proportions as the shares for which instructions have been received for other Contract Owners investing through its separate accounts. Shares of a Fund owned by WSLAC or Columbus will also be voted in the same proportions as the shares for which instructions have been received from other Contract Owners investing through its separate accounts.

     Any Contract Owner or participant authorizing WSLAC or Columbus to vote shares attributable to that Contract Owner or participant has the power to revoke their authorization by written notice (addressed to the principal executive office of the Trust shown at the beginning of this Proxy Statement), by executing a superseding authorization card or by submitting a notice of revocation to the Trust.

     The presence in person or by proxy of a Fund's shareholders entitled to cast a majority in number of votes is necessary to constitute a quorum for the transaction of business. Because WSLAC and Columbus are the legal owners of a majority of shares, there will be a quorum at the Special Meeting regardless of how Contract Owners direct WSLAC and Columbus to vote on the Proposals. If there are insufficient votes to approve a Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than 120 days after the record date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

SHAREHOLDER PROPOSALS

     The meeting is a Special Meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of Trust Shareholders. If a regular annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Trust. Timely submission of a proposal does not guarantee its inclusion.

     PLEASE COMPLETE THE ENCLOSED PROXY CARD(S) OR AUTHORIZATION CARD(S), AS APPLICABLE, AND RETURN THE CARD(S) BY DECEMBER 11, 2000 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.


November 17, 2000              By order of the Board of Trustees of the Trust
Cincinnati, Ohio               Tina D. Hosking, Secretary


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